                                                                         Exhibit (p)(3)

                                  FRANKLIN TEMPLETON INVESTMENTS
                                          CODE OF ETHICS
                   (PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT OF 1940
                      AND RULE 204A-1 OF THE INVESTMENT ADVISERS ACT OF 1940)
                                                AND
                         INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES
                                        REVISED MAY 2008

         PART 4 - REPORTING REQUIREMENTS FOR CODE OF ETHICS PERSONS (EXCLUDING
                  INDEPENDENT DIRECTORS OF THE FUNDS AND OF CERTAIN ADVISORY
                  SUBSIDIARIES OF FRI)...............................................11
         PART 5 - PRE-CLEARANCE REQUIREMENTS APPLICABLE TO ACCESS PERSONS
                  (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS AND AND CERTAIN
                  INVESTMENT ADVISORY SUBSIDIARIES OF FRI) AND PORTFOLIO PERSONS)....14
         PART 6 - REQUIREMENTS FOR INDEPENDENT DIRECTORS OF THE FUNDS AND CERTAIN
                  INVESTMENT ADVISORY SUBSIDIARIES OF FRI............................17
         PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE...............................18
         PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS

         SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS CODE OF ETHICS ADMINISTRATION
                     DEPT. CONTACT INFO..............................................30
         SCHEDULE B: TRANSACTIONS REPORT.............................................31
         SCHEDULE C: INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS, INVESTMENT
                     ADVISORY ACCOUNTS, SECURITIES HOLDINGS AND DISCRETIONARY

         SCHEDULE F: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES
                     ISSUED IN LIMITED OFFERINGS PRIVATE PLACEMENTS).................36
         SCHEDULE G: REQUEST FOR APPROVAL TO SERVE AS A DIRECTOR.....................38

         APPENDIX C: INVESTMENT ADVISER AND BROKER-DEALER AND OTHER SUBSIDIARIES

                                         CODE OF ETHICS

               The Code of Ethics (the "Code") and Policy Statement on Insider Trading
         (the "Insider Trading Policy"), including any supplemental memoranda is applicable to all officers, directors, employees and certain designated temporary employees (collectively, "Code of Ethics Persons") of Franklin
         Resources, Inc. ("FRI"), all of its subsidiaries, and the funds in the
         Franklin Templeton Group of Funds (the "Funds") (collectively, "Franklin
         Templeton Investments").  The subsidiaries listed in Appendix C of the Code, together with Franklin Resources, Inc. and the Funds, have adopted the Code and
         Insider Trading Policy.

               The Code summarizes the values, principles and business practices that guide Franklin Templeton Investments' business conduct, provides a set of basic principles for Code of Ethics Persons regarding the  conduct expected of them and also establishes certain reporting requirements applicable to
         Supervised and Access Persons (defined below).  It is the responsibility of all Code of Ethics Persons to maintain an environment that fosters fairness, respect and integrity.  Code of Ethics Persons are expected to seek the advice of a supervisor or the Code of Ethics Administration Department with any questions on the Code and/or the Insider Trading Policy.

              In addition to this Code, the policies and procedures  prescribed under the
         CODE OF ETHICS AND  BUSINESS  CONDUCT  adopted by Franklin  Resources,  Inc. are additional  requirements  that  apply to  certain  Code of Ethics  Persons.  The current version of the Fair  Disclosure  Polices and Procedures and the Chinese
         Wall Policy also apply to certain Code of Ethics  Persons.  Executive  Officers,
         Directors and certain other designated  employees of FRI will also be subject to additional  requirements  with respect to the trading of the  securities  of FRI
         (i.e. BEN shares).

         PART 1 - STATEMENT OF PRINCIPLES
               All Code of Ethics Persons are required to conduct themselves in a lawful, honest and ethical manner in their business practices.  Franklin
         Templeton Investments' policy is that the interests of its Funds'
         shareholders and clients are paramount and come before the interests of any
         Code Of Ethics Person.

               The personal investing activities of Code of Ethics Persons must be conducted in a manner to avoid actual OR potential conflicts of interest with
         Fund shareholders and other clients of any Franklin Templeton adviser.

         Code of Ethics  Persons  shall  use  their  positions  with  Franklin  Templeton
         Investments  and any  investment  opportunities  they  learn of because of their positions  with  Franklin  Templeton  Investments  in a manner  consistent  with applicable  Federal  Securities  Laws and  their  fiduciary  duties  to use such opportunities  and  information for the benefit of the Funds'  shareholders  and clients.

               Information concerning the identity of security holdings and financial circumstances of Funds and other clients is confidential and all Code of
         Ethics Persons must vigilantly safeguard this sensitive information.

               Lastly, Code of Ethics Persons shall not, in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is "held or to be acquired" by a Fund:

         A.  employ any device, scheme or artifice to defraud a Fund;

         B.  make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         C.  engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

         D.  engage in any manipulative practice with respect to a Fund.

               A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

         PART 2 - PURPOSE OF THE CODE AND CONSEQUENCES OF NON-COMPLIANCE

               It is important that you read and understand the Code because its purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments.

               Any violation of the Code or Insider Trading Policy including engaging in a prohibited transaction or failure to file required reports may result in disciplinary action, up to and including termination of employment and/or referral to appropriate governmental agencies.

         All Code of Ethics  Persons must report  violations  of the Code and the Insider
         Trading  Policy whether  committed by themselves or by others  promptly to their supervisor  or the Code of  Ethics  Administration  Department.  If you have any questions or concerns about  compliance  with the Code or Insider Trading Policy you are  encouraged  to  speak  with  your  supervisor  or the  Code  of  Ethics
         Administration  Department.  In addition, you may call the Compliance and Ethics
         Hotline at  1-800-636-6592.  Calls to the  Compliance  and Ethics Hotline may be
         made anonymously.  Franklin Templeton Investments will treat the information set forth in a report of any  suspected  violation  of the Code or  Insider  Trading
         Policy  in a  confidential  manner  and will  conduct a prompt  and  appropriate evaluation and investigation of any matter reported.  Code of Ethics Persons are expected to cooperate in  investigations of reported  violations.  To facilitate employee reporting of violations of the Code or Insider Trading Policy, Franklin
         Templeton  Investments will not allow retaliation  against anyone who has made a report in good faith.

         PART 3 - COMPLIANCE REQUIREMENTS

         3.1   WHO IS COVERED BY THE CODE AND HOW DOES IT WORK?

              The  Statement  of  Principles  contained  in the Code and the policies and procedures prescribed under the CODE OF ETHICS AND BUSINESS CONDUCT contained in
         Appendix  D must be  observed  by ALL  Code of  Ethics  Persons.  All  officers, directors,  employees and certain designated  temporary employees of Franklin
         Templeton Investments are Code of Ethics Persons. However, depending on which of the categories described below that you are placed, there are different types of restrictions  and  reporting  requirements  placed  on your  personal  investing activities.  The category in which you will be placed generally  depends on your job function,  although unique  circumstances  may result in your placement in a different category. If you have any questions regarding which category you are a member of and the attendant responsibilities,  please contact the Code of Ethics
         Administration Department.

              (1)  SUPERVISED  PERSONS: Supervised persons are an adviser's partners, officers,  directors (or other persons  occupying a similar  status or performing  similar  functions),  and employees,  as well as any other person who provides advice on behalf of the adviser and are subject to the supervision and control of the adviser.

              (2) ACCESS  PERSONS:  Access  Persons are those persons who: have access to
                  nonpublic   information   regarding  Funds'  or  clients'   securities
                  transactions;  or are involved in making securities recommendations to
                  Funds  or  clients;  or  have  access  to  recommendations   that  are
                  nonpublic;  or have  access to  nonpublic  information  regarding  the portfolio  holdings  of  Reportable  Funds.  Examples  of  "ACCESS  TO
                  NONPUBLIC INFORMATION" include having access to trading systems,
                  portfolio   accounting  systems,   research  databases  or  settlement
                  information.  Thus,  Access  Persons  are  those  people  who are in a position to exploit  information  about Funds' or clients'  securities transactions  or  holdings.  Administrative,  technical  and  clerical personnel  may be deemed Access  Persons if their  functions or duties give them access to such nonpublic information.

                  The following are some of the departments,  which would typically (but not  exclusively)  include  Access  Persons.  Please note however that whether you are an Access  Person is based on an analysis of the types of information that you have access to and the  determination  will be made on a case-by-case basis:

                       o fund accounting;
                       o futures associates;
                       o global compliance;
                       o portfolio administration;
                       o private client group/high net worth; and
                       o anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.

                   In addition, you are an Access Person if you are any of the following:

                       o an officer or director of the Funds;
                       o an officer or director of an investment advisor or broker-dealer subsidiary of  Franklin Templeton Investments; or
                       o a person that controls those entities

                 NOTE: UNDER THIS DEFINITION, AN INDEPENDENT DIRECTOR OF FRI WOULD NOT BE
                 CONSIDERED AN ACCESS PERSON.

              (3) PORTFOLIO PERSONS: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:

                       o portfolio managers;
                       o research analysts;
                       o traders;
                       o employees serving in equivalent capacities (such as Futures
                         Associates);
                       o employees supervising the activities of Portfolio Persons; and
                       o anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.

              (4)  NON-ACCESS PERSONS: If you are an employee or temporary employee of
                   Franklin Templeton  Investments AND you do not fit into any of the above categories, you are a Non-Access Person.  Because you do not receive nonpublic information about Fund/Client  portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of the Code, the Statement of Principles and the Insider  Trading
                   Policy and the policies and  procedures prescribed under the FRI Code of Ethics and Business Conduct. The independent directors of FRI are
                   Non-Access Persons.

              You will be notified about which of the category(ies) you are considered to be a  member  of at the time  you  become  affiliated  with  Franklin  Templeton
         Investments and also if you become a member of a different category.

              As  described   further  below,   the  Code  prohibits   certain  types  of
         transactions  and requires  pre-clearance  and  reporting of others.  Non-Access
         Persons  and  Supervised  Persons  do  not  have  to  pre-clear  their  security transactions,  and, in most  cases,  do not have to report  their  transactions.
         Independent  Directors  of the Funds  also need not  pre-clear  or report on any securities  transactions unless they knew, or should have known that, during the
         15-day  period  before or after the  transaction,  the security was purchased or sold or considered for purchase or sale by a Fund.  HOWEVER,  PERSONAL INVESTING
         ACTIVITIES OF ALL CODE OF ETHICS PERSONS ARE TO BE CONDUCTED IN COMPLIANCE  WITH
         THE PROHIBITED  TRANSACTIONS  PROVISIONS CONTAINED IN SECTION 3.4, THE STATEMENT
         OF PRINCIPLES AND THE INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES.

         3.2   WHAT ACCOUNTS AND TRANSACTIONS ARE COVERED?

               The Code covers:

              1. SECURITIES  ACCOUNTS/TRANSACTIONS IN WHICH YOU HAVE DIRECT OR INDIRECT
         BENEFICIAL OWNERSHIP.

              You are  considered  to have  "beneficial  ownership" of a security if you, directly or  indirectly,  through any  contract,  arrangement,  relationship  or otherwise,  have or share a direct or indirect  economic interest in a security.
         There is a presumption that you have an economic  interest in securities held or acquired by a member of your immediate family sharing the same household.  Thus, a transaction by or for the account of your spouse,  or other  immediate  family member living in your home would be treated as though the transaction  were your own.

              2.  TRANSACTIONS  FOR AN  ACCOUNT  IN WHICH YOU HAVE AN  ECONOMIC  INTEREST
         (OTHER  THAN THE  ACCOUNT OF AN  UNRELATED  CLIENT FOR WHICH  ADVISORY  FEES ARE
         RECEIVED) AND HAVE OR SHARE INVESTMENT CONTROL

              For example,  if you invest in a corporation that invests in securities and you have or share control over its investments,  that  corporation's  securities transactions would generally be treated as though they were your own.

              3. SECURITIES IN WHICH YOU DO NOT HAVE AN ECONOMIC  INTEREST (THAT ARE HELD
         BY A PARTNERSHIP,  CORPORATION, TRUST OR SIMILAR ENTITY HOWEVER, YOU EITHER HAVE
         CONTROL OF SUCH ENTITY, OR HAVE OR SHARE CONTROL OVER ITS INVESTMENTS.

              For example, if you were the trustee of a trust or foundation but you did not have an  economic  interest  in the entity  (i.e.,  you are not the  trustor
         (settlor) or beneficiary) the securities transactions would be treated as though they were your own if you had voting or investment control of the trust's assets or you had or shared control over its investments.

         ACCORDINGLY, EACH TIME THE WORDS "YOU" OR "YOUR" ARE USED IN THIS DOCUMENT, THEY
         APPLY NOT ONLY TO YOUR PERSONAL TRANSACTIONS AND ACCOUNTS,  BUT TO ALL THE TYPES
         OF ACCOUNTS AND  TRANSACTIONS  DESCRIBED  ABOVE. If you have any questions as to whether a  particular  account or  transaction  is  covered by the Code,  please contact the Code of Ethics Administration  Department  650-312-3693 (ext. 23693)
         for guidance.

         3.3   WHAT SECURITIES ARE EXEMPT FROM THE CODE OF ETHICS?

              You do not need to pre-clear OR report  transactions in the following types of securities:

               (1)  direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);

               (2)  money market instruments - banker's acceptances, bank certificates of deposits, commercial paper, repurchase agreements and other high quality short-term debt instruments;

               (3)  shares of money market funds;

               (4)  shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.

               (5)  shares issued by U.S. registered open-end fund (I.E. mutual funds)
                    other than Reportable Funds"

              Transactions in the types of securities  listed above are also exempt from:
         (i) the  prohibited  transaction  provisions  contained in Section 3.4; (ii) the additional requirements applicable to Portfolio Persons and (iii) the applicable reporting requirements contained in Part 4.

         3.4   PROHIBITED TRANSACTIONS AND TRANSACTIONS REQUIRING PRE-APPROVAL FOR CODE
               OF ETHICS PERSONS

               A. INTENT" IS IMPORTANT

              The transactions  described below comprise a non-exclusive listing of those transactions  that  have  been  determined  by  the  courts  and  the  SEC to be prohibited by law. These types of transactions  are a violation of the Statement of Principles and are prohibited.  It should be noted that pre-clearance,  which is a cornerstone  of our  compliance  efforts,  cannot detect  inappropriate  or illegal  transactions,  which are by their  definition  dependent  upon  intent.
         Therefore,  personnel of the Code of Ethics Administration Department can assist you with compliance with the Code, however, they CANNOT guarantee any particular transaction  complies  with the Code or any  applicable  law. The fact that your proposed transaction receives  pre-clearance may not provide a full and complete defense to an accusation of a violation of the Code or of any laws. For example, if you executed a transaction  for which you received  pre-clearance,  or if the transaction was exempt from pre-clearance (e.g., a transaction for 500 shares or less),  that would not  preclude a  subsequent  finding  that  front-running  or scalping  occurred because such activity is dependent upon your intent. In other words,  your  intent  may  not be  able  to be  detected  or  determined  when a particular  transaction  request is analyzed for pre-clearance,  but can only be determined after a review of all the facts.

               In the final analysis, adherence to the principles of the Code remains the responsibility of EACH person effecting personal securities transactions.

               B.   CODE OF ETHICS PERSONS - PROHIBITIONS AND REQUIREMENTS

                 1. FRONT RUNNING:  TRADING AHEAD OF A FUND OR CLIENT

               You shall not front-run any trade of a Fund or client.  The term "front run" means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the
         Fund's or client's trade take place in the same market. Front running is prohibited whether or not you realize a profit from such a transaction.
         Thus, you may not:

              (a)   purchase a security if you intend, or know of Franklin Templeton
                    Investments' intention, to purchase that security or a related security on behalf of a Fund or client, or

              (b)   sell a security if you intend, or know of Franklin Templeton
                    Investments' intention, to sell that security or a related security on behalf of a Fund or client.

                 2. SCALPING

              You shall not  purchase a security (or its  economic  equivalent)  with the intention of  recommending  that the security be purchased for a Fund or client, or sell short a security  (or its  economic  equivalent)  with the  intention of recommending  that  the  security  be sold  for a Fund or  client.  Scalping  is prohibited whether or not you realize a profit from such a transaction.

                 3. TRADING PARALLEL TO A FUND OR CLIENT

              You shall not either buy a security  if you know that the same or a related security  is  being  bought  contemporaneously  by a Fund or  client, or sell a security  if you  know  that  the  same or a  related  security  is  being  sold contemporaneously by a Fund or client.

                 4. TRADING AGAINST A FUND OR CLIENT

              You shall not:

              (a)   buy a security if you know that a Fund or client is selling the same or a related security; or has sold the security or

              (b)   sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security.

               Refer to Section I.A., "Pre-clearance Standards," of Appendix A of the
         Code for more details regarding the pre-clearance of personal securities transactions.

                 5. CERTAIN TRANSACTIONS IN SECURITIES OF FRANKLIN RESOURCES, INC., AND
                    AFFILIATED CLOSED-END FUNDS

              You shall not effect a short sale of the securities, including "short sales against the box" of Franklin  Resources,  Inc., or any of the Franklin Templeton
         Investments'  closed-end  funds,  or  any  other  security  issued  by  Franklin
         Templeton   Investments.   This  prohibition   would  also  apply  to  effecting
         economically equivalent  transactions,  including, but not limited to purchasing and  selling  call or put options and swap  transactions  or other  derivatives.
         Officers and directors of Franklin  Templeton  Investments who are covered by
         Section 16 of the  Securities  Exchange  Act of 1934,  are  reminded  that their obligations  under  Section 16 are in addition to their  obligations  under this
         Code and other additional requirements with respect to pre-clearance and Rule
         144 affiliate policies and procedures.

                 6. SHORT TERM TRADING OR "MARKET TIMING" IN THE FUNDS.

              Franklin Templeton  Investments seeks to discourage short-term or excessive trading,  often  referred to as "market  timing." Code of Ethics Persons must be familiar with the "Market Timing Trading Policy"  described in the prospectus of each Fund in which they  invest and must not  engage in  trading  activity  that might violate the purpose or intent of that policy. Accordingly,  all directors, officers and employees of Franklin  Templeton  Investments  must comply with the purpose  and intent of each fund's  Market  Timing  Trading  Policy and must not engage in any short-term or excessive  trading in Funds.  The Trade Control Team of each Fund's transfer  agent will  monitor  trading  activity  by  directors, officers  and  employees  and will  report to the Code of Ethics Administration
         Department,  trading  patterns or behaviors that may constitute  short-term or excessive  trading.  Given the  importance of this issue,  if the Code of Ethics
         Administration  Department determines that you engaged in this type of activity, you will be subject to discipline, up to and including termination of employment and a permanent suspension of your ability to purchase shares of any Funds. This policy  applies to Franklin  Templeton  funds  including  those Funds  purchased through a 401(k) plan and to funds that are sub-advised by an investment adviser subsidiary  of Franklin  Resources,  Inc.,  but does not apply to purchases  and sales of Franklin Templeton money fund shares.

                 7. SERVICE AS A DIRECTOR

              Code of Ethics  Persons  (excluding  Independent  Directors of FRI) may not serve as a director, trustee, or in a similar capacity for any public or private company (excluding not-for-profit companies,  charitable groups and eleemosynary organizations)  unless you receive approval from the CEO of Franklin  Resources,
         Inc. and it is determined  that your service is consistent with the interests of the Funds and clients of  Franklin  Templeton  Investments.  You must notify the
         Code of Ethics  Administration  Department,  of your  interest  in  serving as a director,  including  your reasons for electing to take on the  directorship  by completing Schedule G. The Code of Ethics Administration Department will process the request through the Franklin Resources,  Inc. CEO. If approved by the CEO of
         Franklin Resources, Inc. procedures applicable to serving as an outside director will be furnished to you by the Code of Ethics  Administration  Department.  FRI
         Independent  Directors  are subject to the FRI Corporate  Governance  Guidelines with respect to services on another company's board.

                 C. ACCESS PERSONS (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS) AND
                    PORTFOLIO PERSONS - ADDITIONAL PROHIBITIONS AND REQUIREMENTS.

                 1. SECURITIES SOLD IN A PUBLIC OFFERING

               Access Persons shall not buy securities in any initial public offering, or a secondary offering by an issuer except for offerings of securities made by closed-end funds that are either advised or sub-advised by a Franklin
         Templeton Investments adviser. Although exceptions are rarely granted, they will be considered on a case-by-case basis and only in accordance with procedures contained in section I.B. of Appendix A.

                 2. INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN LIMITED OFFERING
                    (PRIVATE PLACEMENTS)

              Access  Persons  shall  not  invest  in  limited  partnerships   (including
         interests  in limited  liability  companies,  business  trusts or other forms of
         "hedge funds") or other  securities in a Limited  Offering  (private  placement)
         without pre-approval from the Code of Ethics Administration Department. In order to seek consideration for pre-approval you must:

              (a) complete the Limited Offering (Private  Placement) Checklist (Schedule
                  F)

              (b) provide supporting documentation  (e.g., a copy of the offering memorandum); and

              (c) obtain approval of the appropriate Chief Investment Officer; and

              (d) submit all documents to the Code of Ethics Administration Department.

              Approvals for such investments will be determined by the Director of Global
         Compliance or the Chief Compliance Officer.

              Pre-approval is not required for investments in FTI sponsored  products but reporting  on Schedule B,  including  the  offering  memorandum  (or  equivalent documents) is still required.

               D. PORTFOLIO PERSONS - ADDITIONAL PROHIBITIONS AND REQUIREMENTS

                 1. SHORT SALES OF SECURITIES

              Portfolio  Persons  shall not sell short ANY  security  held by  Associated
         Clients,  including  "short  sales  against  the box." This  prohibition  also applies to effecting economically equivalent  transactions,  including,  but not limited to, sales of uncovered call options,  purchases of put options while not owning the  underlying  security  and short sales of bonds that are  convertible into equity positions.

                 2. SHORT SWING TRADING

              Portfolio  Persons  shall not profit from the purchase and sale or sale and purchase within sixty (60) calendar days of any security in all his/her personal accounts  taken in  aggregate,  including  derivatives.  Portfolio  Persons  are responsible  for  transactions  that may occur in margin and option accounts and all such transactions must comply with this restriction./1

              This restriction does NOT apply to:

              (a) trading within a sixty (60) calendar day period if you do not realize a profit and if you do not violate any other provisions of this Code;
                  AND

              (b) profiting on the  purchase and sale or sale and purchase  within sixty
                 (60) calendar days of the following securities:

                   o securities that are direct obligations of the U.S. Government, such
                     Treasury  bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

                   o high quality short-term instruments ("money market instruments")
                     including but not limited to (i) bankers' acceptances, (ii) U.S.
                     bank certificates of deposit; (iii) commercial paper; and (iv)
                     repurchase agreements;

                   o shares of any registered open-end investment companies  including
                     Exchange Traded Funds (ETF), Holding Company Depository Receipts
                     (Hldrs) and shares of Franklin Templeton Funds subject to the short term trading (market timing) policies described in each Fund's prospectus; and

                   o call or put options on a financial index ("index option").

              Calculation of profits on any short-swing transaction will be maximum gain realzied based on the  purchases and sales (or sales and purchases) occurring during the 60 day period. For example:

                   o 6/1/XX buy 1000 shares of Company ABC @ $10.00/share
                   o 6/1/XX buy 500 shares of Company ABC @ $15.00/share
                   o 6/1/XX buy 500 shares of Company ABC @ $14.00/share

                 The short swing profit would be calculated as follows:

                   o 7/15/XX sale of 500 shares of Company ABC @ $14.00/share = $7000
                   o 6/1/XX buy 500 shares of Company ABC @ $10.00/share =      $5000
                     Short-swing profit:                                        $2000

                 3. DISCLOSURE OF INTEREST IN A SECURITY AND METHOD OF DISCLOSURE

               As a Portfolio Person, you must promptly disclose your direct or indirect beneficial interest in a the securityof an issue,

              (a) if you are involved, either directly or as part of a larger research group, in analysis of the issuer;

              (b) if you participate in the decision to include the company on "buy" or
                  "sell" lists or model portfolios; or

              (c) before you place an initial order for an account you manage.

              In such instances,  you must initially disclose that beneficial interest to your Chief Investment  Officer and/or Director or Research,  with a copy to Code
         of  Ethics   Administration,   using  Schedule  E  (or  on  a  form   containing
         substantially similar information) that has been signed by your Chief Investment
         Officer and/or Director or Research.

              Additionally,   you  must   re-disclose  to  your  your  Chief   Investment
         Officer/Director  or  Research,  if you  participate  in decisions to change the recommendation  of the  security  (e.g. Recommending  to  increase  or decrease portfolio weighting).

              PART 4 -  REPORTING  REQUIREMENTS  FOR CODE OF  ETHICS  PERSONS  (EXCLUDING
         INDEPENDENT DIRECTORS OF THE FUNDS AND OF CERTAIN ADVISORY SUBSIDIARIES OF FRI)

              Reference to Access Persons in this Part 4 do not apply to the  Independent
         Directors  of the  Funds  and  of FRI.  Reporting  requirements  applicable  to
         Independent Directors of the Funds are separately described in Part 6.

         4.1 REPORTING OF BENEFICIAL OWNERSHIP AND SECURITIES TRANSACTIONS

              Compliance with the following  personal  securities  transaction  reporting procedures  is  essential  to meeting our  responsibilities  with respect to the
         Funds and other clients as well as complying with regulatory  requirements.  You are expected to comply with both the letter and spirit of these  requirements by completing and filing all reports required under the Code in a timely manner. If you have any questions about which reporting  requirements  apply to you, please contact the Code of Ethics Administration Department.

         4.2 INITIAL REPORTS

                 A. ACKNOWLEDGEMENT FORM (SUPERVISED PERSONS, ACCESS PERSONS AND
                    PORTFOLIO PERSONS)

              All  Supervised  Persons, Access  Persons  and  Portfolio  Persons  must complete  and  return  an  executed  Acknowledgement  Form to the Code of Ethics
         Administration  Department  no later than ten (10)  calendar days after the date the  person  is  notified  by a  member  of the Human Resources Department.

               B. SCHEDULE C - INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS,
                  SECURITIES HOLDINGS AND DISCRETIONARY AUTHORITY (ACCESS PERSONS AND
                  PORTFOLIO PERSONS)

         In addition, all Access Persons and Portfolio Persons must also file Schedule C
         (Initial & Annual  Disclosure  of Brokerage  Accounts,  Securities  Holdings and
         Discretionary  Authority) by returning the completed form to Human Resources no later than ten (10) calendar days after becoming an Access or Portfolio  Person.
         The submitted  information must be current as of a date not more than forty-five
         (45) days prior to becoming an Access or Portfolio Person.

         4.3  QUARTERLY TRANSACTION REPORTS

                 A. ACCESS PERSONS AND PORTFOLIO PERSONS

              You must report ALL securities  transactions  except for those (1) effected pursuant  to  an  Automatic  Investment  Plan  (however,  any  transaction  that overrides the preset  schedule or allocations of the automatic  investment  plan must  be  included  in a  quarterly  transaction  report.);  or (2)  that  would duplicate information contained in broker confirmations or statements.

              You must provide the Code of Ethics Administration Department no later than thirty (30) calendar days after the end of each calendar  quarter,  with either;
         (i) copies of all broker's confirmations and statements (which may be sent under separate  cover by the broker)  showing  all your  securities  transactions  and holdings  in such  securities,  or (ii) a  completed  Schedule  B  (Transactions
         Report).  Please use Schedule B only when your  securities  transactions  do not generate a  statement  or do not take place in a  brokerage  account.  Brokerage
         statements  and  confirmations   submitted  must  include  all  transactions  in
         securities in which you have, or by reason of the transaction acquire any direct or indirect  beneficial  ownership,  including  transactions  in a discretionary account and transactions for any account in which you have any economic interest
         AND have or share investment  control.  Please remember that you must report all securities  acquired by gift,  inheritance,  vesting,/2 stock splits,  merger or reorganization of the issuer of the security.

               Failure to timely report transactions is a violation of Rule 17j-1, Rule
         204A-1, as well as the Code, and will be reported to the Director of Global
         Compliance and/or the Fund's Board of Directors and may also result in disciplinary action, up to and including, termination.

         4.4   ANNUAL REPORTS

               A. SECURITIES ACCOUNTS AND SECURITIES HOLDINGS REPORTS  (ACCESS PERSONS
                  AND PORTFOLIO PERSONS)

              You must file a report of all personal  securities  accounts and securities holdings on Schedule C (Initial and Annual  Disclosure  of  Brokerage  Accounts,
         Investment Advisory Accounts,  Securities Holdings and Discretionary Authority),
         with the Code of Ethics Administration Department, annually by February 1st. You must report the name and  description  of each  securities  account in which you have a direct or indirect beneficial interest,  including securities accounts of your  immediate  family  residing  in  the  same  household.  You  must  provide information on any account that is covered under Section 3.2 of the Code.

              This report should include ALL of your securities  holdings,  including any security  acquired  by a  transaction,  gift,  inheritance,  vesting,  merger or reorganization  of the issuer of the  security,  in which you have any direct or indirect beneficial ownership,  including securities holdings in a discretionary account.  Your securities  holding  information  must be current as of a date no more than  forty-five  (45) days before the report is submitted.  You may attach copies of year-end brokerage statements to Schedule C in lieu of listing each of your security positions on the Schedule.

              B.  ACKNOWLEDGEMENT FORM (SUPERVISED PERSONS, ACCESS PERSONS AND PORTFOLIO
                  PERSONS)

              Supervised Persons,  Access Persons and Portfolio Persons, will be asked to certify by February 1st annually  that they have  complied  with and will comply with the CODE and Insider Trading Policy by filing the Acknowledgment  Form with the Code of Ethics Administration Department.

         4.5   BROKERAGE ACCOUNTS, INVESTMENT ADVISORY ACCOUNTS AND CONFIRMATIONS OF
               SECURITIES TRANSACTIONS (ACCESS PERSONS AND PORTFOLIO PERSONS)

              Before or at a time  contemporaneous  with  opening a brokerage  account or investment  advisory  account with a  registered  broker-dealer,  or a bank,  or placing  an  initial  order for the  purchase  or sale of  securities  with that broker-dealer, investment adviser or bank, you must:

               (a) notify the Code of Ethics Administration Department, in writing, by completing Schedule D (Notification of Securities Account) or by
                   providing substantially similar information; and

               (b) notify the institution with which you open the account, in writing, of your association with Franklin Templeton Investments.

              The Code of Ethics Administration Department will request, in writing, that the institution send duplicate  copies of  confirmations  and statements for all transactions  effected in the account  simultaneously with their mailing of such confirmation and statement to you.

              If you have an existing  account on the effective date of this Code or upon becoming an Access or  Portfolio  Person,  you must comply  within ten (10) days with conditions (a) and (b) above.

         PART 5 - PRE-CLEARANCE REQUIREMENTS (APPLICABLE TO ACCESS PERSONS (EXCLUDING
         INDEPENDENT DIRECTORS OF THE FUNDS AND CERTAIN INVESTMENT ADVISORY SUBSIDIARIES
         OF FRI) AND PORTFOLIO PERSONS

         References  to Access  Persons  in this  Part 5 do not apply to the  Independent
         Directors  of the Funds and Certain  Investment  Advisory  Subsidiaries  of FRI.
         Pre-clearance  requirements applicable to Independent Directors of the Funds are separately described in Part 6.

              PRIOR APPROVAL (PRE-CLEARANCE) OF SECURITIES TRANSACTIONS

                 A. LENGTH OF APPROVAL

              You shall not buy or sell any security without first contacting a member of the Code of Ethics  Administration  Department either electronically or by phone and obtaining his or her approval,  unless your proposed  transaction is covered by  paragraph B below.  Approval  for a proposed  transaction  will remain valid until the close of the business day following the day  pre-cleara nce  is granted
         but may be  extended  in  special  circumstances,  shortened  or  rescinded,  as explained in the section entitled Pre-clearance Standards in Appendix A.

                 B. SECURITIES NOT REQUIRING PRE-CLEARANCE

              You do not need to request  pre-clearance  for the types of  securities  or transactions  listed  below.  However,  all other  provisions of the Code apply, including,  but not  limited  to:  (i)  the  prohibited  transaction  provisions contained  in Part 3.4 such as  front-running;  (ii) the  additional  compliance requirements applicable to Portfolio Persons contained in Part 3.4(D), (iii) the applicable reporting  requirements contained in Part 4; and (iv) insider trading prohibitions described in the Insider Trading Policy.

               If you have any questions, contact the Code of Ethics Administration
         Department before engaging in the transaction.  If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the
         Code, you should consult with the Code of Ethics Administration Department before engaging in the transaction.

         You need NOT pre-clear the following types of transactions or securities:

              1)  FRANKLIN RESOURCES, INC., AND CLOSED-END FUNDS OF FRANKlIN TEMPLETON
                  GROUP OF FUNDS.  Purchases and sales of securities of Franklin
                  Resources, Inc. and closed-end funds of Franklin Templeton Group of
                  Funds, as these securities cannot be purchased on behalf of our advisory clients./3

              2)  SHARES OF OPEN-END INVESTMENT COMPANIES (INCLUDING REPORTABLE FUNDS),

              3)  SMALL QUANTITIES (NOT APPLICABLE TO OPTION TRANSACTIONS (EXCEPT INDEX
                  OPTIONS) OR CORPORATE BONDS).

                   o  Transactions of 500 shares or less of any security regardless of where it is traded in any 30-day period including Exchange Traded
                      Funds (ETFs) (including SPDRS), Holding Company Depository Receipts
                      (Holdrs) and index options (5 contracts); or
                   o  Transactions in municipal bonds with a face value of $100,000 or less in any 30-day period.
                   o  Option transactions and municipal bond transactions: the small quantities rule is not applicable to option (except index options)
                      and municipal bond transactions.  All option and municipal bond transactions must be pre-cleared except for employer stock options as noted in employer stock option programs below.

               PLEASE NOTE THAT YOU MAY NOT EXECUTE ANY TRANSACTION, REGARDLESS OF
               QUANTITY, IF YOU LEARN THAT THE FUNDS OR CLIENTS ARE ACTIVE IN THE
               SECURITY.  IT WILL BE PRESUMED THAT YOU HAVE KNOWLEDGE OF FUND OR CLIENT
               ACTIVITY IN THE SECURITY IF, AMONG OTHER THINGS, YOU ARE DENIED APPROVAL
               TO GO FORWARD WITH A TRANSACTION REQUEST. "SECURITY", WOULD INCLUDE
               SECURITIES OF THE ISSUER THAT ARE ECONOMICALLY EQUIVALENT TO YOUR PROPOSED
               TRANSACTION.  FOR EXAMPLE, YOU MAY NOT PURCHASEE CONVERTIBLE PREFERRED
               STOCK OR CALL OPTIONS OF COMPANY ABC IF YOU LEARN THAT THE FUNDS OR
               CLIENTS ARE ACTIVE IN THE COMMON STOCK OF COMPANY ABC.

              4)  DIVIDEND REINVESTMENT PLANS:  Transactions  made pursuant to dividend reinvestment plans ("DRIPs") do not require pre-clearance regardless of quantity or Fund activity.

              5)  GOVERNMENT OBLIGATIONS.  Transactions in securities issued or guaranteed by the governments of the United States, Canada, the
                  United Kingdom, France, Germany, Switzerland, Italy and Japan, or
                  their agencies or instrumentalities, or derivatives thereof.

              6)  PAYROLL DEDUCTION PLANS.  Securities purchased by an Access Person's spouse pursuant to a payroll deduction program.

              7)  EMPLOYER STOCK OPTION PROGRAMS.  Transactions involving the exercise and/or purchase by an Access Person or an Access Person's spouse of securities pursuant to a program sponsored by a company employing the Access Person or Access Person's spouse.

              8)  PRO RATA DISTRIBUTIONS.  Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

              9)  TENDER OFFERS.  Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions.  However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be pre-cleared.

             10)  SECURITIES PROHIBITED FOR PURCHASE BY THE FUNDS AND OTHER CLIENTS.
                  Transactions in any securities that are prohibited investments for all Funds and clients advised by the entity employing the Access
                  Person.

             11)  VARIABLE RATE DEMAND OBLIGATION/NOTE TRANACTIONS.

             12)  NO INVESTMENT CONTROL. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

             13)  NO BENEFICIAL OWNERSHIP. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

              C. DISCRETIONARY ACCOUNTS

               You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, exercises sole investment discretion, if the following conditions are met:/4

               (1)   The terms of each account relationship ("Agreement") must be in writing and filed with the Code of Ethics Administration Department prior to any transactions.

               (2)   Any amendment to each  Agreement must be filed with the Code of
                     Ethics Administration Department prior to its effective date.

               (3)   The Access Person certifies to the Code of Ethics  Administration
                     Department at the time such account relationship  commences,  and annually thereafter,  as contained in Schedule C of the Code that such Access Person does not have direct or indirect  influence or control over the account,  other than the right to terminate  the account.

               (4)   Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or  other  investment  manager  acting  in  a  similar  fiduciary capacity  must  provide  duplicate  copies of  confirmations  and
                     statements   for  all   transactions   effected  in  the  account
                     simultaneously  with their delivery to you. If your discretionary account acquires  securities that are not reported to the Code of
                     Ethics  Administration  Department  by a duplicate  confirmation,
                     such   transaction  must  be  reported  to  the  Code  of  Ethics
                     Administration  Department on Schedule B (Quarterly  Transactions
                     Report)  no later  than  thirty  (30)  days  after the end of the calendar quarter after you are notified of the acquisition./5

              However,  if prior to making ANY  request  you  advised  the discretionary account manager to enter into or refrain from a specific transaction or class of transactions,  you must  first  consult  with the Code of Ethics Administration
         Department and obtain approval prior to making such request.

         PART 6 - REQUIREMENTS FOR INDEPENDENT DIRECTORS OF THE FUNDS AND CERTAIN
         INVESTMENT ADVISORY SUBSIDIARIES OF FRI.

         6.1 PRE-CLEARANCE REQUIREMENTS

         Independent  Directors of the Funds and certain investment advisory subsidiaries of FRI shall pre-clear or report on any securities  transactions if they knew or should have known that during the 15-day period before or after the  transaction the security was  purchased  or sold or  considered  for purchase or sale by the
         Fund.  Such  pre-clearance  and  reporting   requirements  shall  not  apply  to
         securities  transactions  conducted in an account where an Independent  Director has granted full  investment  discretion to a brokerage firm, bank or investment adviser or conducted in a trust account in which the trustee has full investment discretion.

         6.2  REPORTING REQUIREMENTS

                 A.  INITIAL REPORTS

              1. ACKNOWLEDGEMENT FORM

              Independent  Directors  of the Funds must  complete  and return an executed
         Acknowledgement  Form to the Code of Ethics  Administration  Department no later than ten (10)  calendar  days after the date the person  becomes an  Independent
         Director of the Fund.

              2. DISCLOSURE OF SECURITIES HOLDINGS, BROKERAGE ACCOUNTS AND DISCRETIONARY
                 AUTHORITY

         Independent  Directors of the Funds and certain investment advisory subsidiaries of FRI are not required to disclose any securities holdings, brokerage accounts, including brokerage accounts where he/she has granted discretionary authority to a brokerage firm, bank or investment adviser.

              B. QUARTERLY TRANSACTION REPORTS

         Independent  Directors of the Funds and certain investment advisory subsidiaries of FRI are not required to file any quarterly  transaction reports unless he/she knew or should  have known  that,  during the  15-day  period  before or after a transaction,  the security was purchased or sold, or considered  for purchase or sale, by a Fund or by Franklin Templeton Investments on behalf of a Fund.

              C. ANNUAL REPORTS

         Independent  Directors of the Funds and certain investment advisory subsidiaries of FRI will be asked to certify by February 1st annually that they have complied with and will  comply  with the Code and  Insider  Trading  Policy by filing the
         Acknowledgment Form with the Code of Ethics Administration Department.

          PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE

               The Code is designed to assure compliance with applicable laws and to maintain shareholder confidence in Franklin Templeton Investments.

               In adopting this Code, it is the intention of the Boards of
         Directors/Trustees of the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., and the Funds, to attempt to achieve
         100% compliance with all requirements of the Code - but recognize that this may not be possible.  Certain incidental failures to comply with the Code are not necessarily a violation of the law or the Code. Such violations of the
         Code not resulting in a violation of law or the Code will be referred to the
         Director of Global Compliance and/or the Chief Compliance Officer and/or the
         relevant management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed.  Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3.4 of the
         Code, you will be expected to give up ANY profits realized from these transactions to Franklin Resources, Inc. for the benefit of the affected
         Funds or other clients.  If Franklin Resources, Inc. cannot determine which
         Funds or clients were affected the proceeds will be donated to a charity
         chosen either by you or by Franklin Resources, Inc.    Please refer to the
         following page for guidance on the types of sanctions that would likely be imposed for violations of the Code.

               Failure to disgorge profits when requested or even a pattern of violations that individually do not violate the law or the Code, but which taken together demonstrate a lack of respect for the Code, may result in more significant disciplinary action, up to and including termination of employment.  A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action potentially including, but not limited to, referral of the matter to the board of directors of the affected Fund, senior management of the appropriate investment adviser, principal underwriter or other Franklin subsidiary and/or the board of directors of Franklin Resources, Inc., termination of employment and referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.

                               CODE OF ETHICS SANCTION GUIDELINES

         PLEASE BE AWARE THAT THESE GUIDELINES  REPRESENT ONLY A REPRESENTATIVE  SAMPLING
         OF THE  POSSIBLE  SANCTIONS  THAT MAY BE  TAKEN  AGAINST  YOU IN THE  EVENT OF A
         VIOLATION  OF THE  CODE.  REPEATED  VIOLATIONS  OF THE  CODE,  EVEN  INADVERTENT
         VIOLATIONS  THAT DO NOT HARM  FUNDS OR  CLIENTS,  WILL  VIEWED  AS  DISREGARDING
         PRINCIPALS OF THE CODE AND SANCTION WILL BE MORE SEVER.

          ----------------------------------------------------------------------------
                         VIOLATION                        SANCTION IMPOSED
          ----------------------------------------------------------------------------
          o  Failure to pre-clear but otherwise           Reminder Memo
             would have been approved (i.e., no
             conflict with the fund's transactions).
          ----------------------------------------------------------------------------
          o  Failure to pre-clear but otherwise           30 Day Personal Securities
             would have been approved (i.e., no           Trading Suspension
             conflict with the fund's transactions)
             twice within twelve (12) calendar
             months

          o  Failure to pre-clear and the transaction
             would not have been approved
          ----------------------------------------------------------------------------
          o  Failure to pre-clear and the transaction     Immediate sale, 30 Day Personal
             would not have been approved twice           Securities Trading Suspension
             within twenty-four (24) calendar month)      and Disgorgement of Profits
          ----------------------------------------------------------------------------
          o  Trading on a denied request                  Immediate sale, Disgorgement
                                                          of Profits, length of suspen-
                                                          ion and any additional
                                                          penalties will be imposed
                                                          based on the review of all
                                                          facts and circumstances
          ----------------------------------------------------------------------------
          o  Profiting from short-swing trades            Immediate Disgorgement of
             (profiting on purchase & sale or sale &      Profits
             purchase within sixty (60) days)
          ----------------------------------------------------------------------------
          o Failure to return initial or annual           Sanction may include but not
            disclosure forms                              limited to a reminder memo,
          o Failure to timely report transactions         suspension of personal trading,
                                                          monetary sanctions, reporting
                                                          to the Board of Directors,
                                                          placed on unpaid administrative
                                                          leave or termination of
                                                          employment
          ----------------------------------------------------------------------------
          o  Violation of Insider Trading Compliance      Subject to review by the
             Policy Procedures                            appropriate supervisor in
                                                          consultation with the Franklin
                                                          Resources Inc., General Counsel
                                                          for consideration of
                                                          appropriate disciplinary action
                                                          up to and including termination
                                                          of employment and reporting to
                                                          the appropriate regulatory
                                                         agency.
          ----------------------------------------------------------------------------

         PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING
                  POLICY

              The Insider Trading Policy (see the attached  Insider  Trading  Compliance
         Policy and  Procedures)  deals with the problem of insider trading in securities that could  result in harm to a Fund,  a client,  or members of the  public.  It applies to all Code of Ethics Persons. The guidelines and requirements described in the Insider  Trading  Policy go  hand-in-hand  with the Code. If you have any questions or concerns  about  compliance  with the Code and the Insider  Trading
         Policy  you are  encouraged  to speak  with the  Code of  Ethics  Administration
         Department.

                        APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS

              This appendix sets forth the responsibilities and obligations of the
         Compliance Officers of each entity that has adopted the Code, the Code of Ethics
         Administration Department, and the Legal Department, under the Code and Insider
         Trading Policy.

         I. RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER

              A. PRE-CLEARANCE STANDARDS

                 1. GENERAL PRINCIPLES

              The Director of Global Compliance,  the Chief Compliance Officer and/or the
         Code of Ethics  Administration  Department,  shall permit an Access Person to go forward with a proposed  security/9  transaction  only if he or she  determines that,  considering  all of the  facts  and  circumstances  known  to  them,  the transaction does not violate Federal  Securities Laws, or this Code and there is no likelihood of harm to a Fund or client.

                 2. ASSOCIATED CLIENTS

              Unless  there  are  special  circumstances  that  make  it  appropriate  to disapprove  a  personal  securities  transaction  request,  the  Code of  Ethics
         Administration  Department shall consider only those securities  transactions of the  "Associated  Clients" of the Access  Person,  including  open and  executed orders and  recommendations,  in determining  whether to approve such a request.
         "Associated Clients" are those Funds or clients whose securities holdings and/or trading information would be available to the Access Person during the course of his or her regular  functions  or duties.  As of November  2004,  there are five groups of Associated  Clients:  (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers,  LLC ("Mutual Clients");  (ii) the Franklin
         Group of Funds  and the  clients  advised  by the  various  Franklin  investment advisers  ("Franklin  Clients");  (iii)  the  Templeton  Group of Funds  and the
         clients  advised  by  the  various  Templeton  investment  advisers  ("Templeton
         Clients");  (iv) the Bissett Group of Funds and the clients  advised by Franklin
         Templeton  Investments Corp. ("Bisset Clients");  and (v) the Fiduciary Group of
         funds and the  clients  advised by the  various  Fiduciary  investment  advisers
         ("Fiduciary  Clients").  Other Associated  Clients will be added to this list as they are established.  Thus, for example, persons who have access to the trading information of Mutual Clients  generally will be pre-cleared  solely against the securities  transactions  of the Mutual  Clients,  including  open and  executed orders and  recommendations.  Similarly,  persons who have access to the trading
         information  of  Franklin  Clients,   Templeton  Clients,  Bissett  Clients,  or
         Fiduciary  Clients,  generally will be pre-cleared solely against the securities
         transactions  of  Franklin  Clients,   Templeton  Clients,  Bissett  Clients  or
         Fiduciary Clients respectively.

              Certain  officers of  Franklin  Templeton  Investments,  as well as certain
         employees  in  the Legal, Global Compliance,   Fund  Accounting,   Investment
         Operations and other personnel who generally have access to trading  information of the Funds and clients of Franklin Templeton  Investments during the course of their  regular  functions  and  duties,  will  have  their  personal  securities
         transactions   pre-cleared  against  executed  transactions,   open  orders  and
         recommendations of all Associated Clients.

                 3. SPECIFIC STANDARDS

                   (a) SECURITIES TRANSACTIONS BY FUNDS OR CLIENTS

              No clearance  shall be given for any transaction in any security on any day during  which an  Associated  Client of the Access  Person has executed a buy or sell order in that  security,  until seven (7) calendar days after the order has been  executed.  Notwithstanding  a  transaction  in the  previous  seven  days, clearance may be granted to sell if all Associated  Clients have disposed of the security.

                   (b) SECURITIES UNDER CONSIDERATION

                             OPEN ORDERS

               No clearance shall be given for any transaction in any security on any day which an Associated Client of the Access Person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed or if the order is immediately withdrawn.

                             RECOMMENDATIONS

              No clearance  shall be given for any transaction in any security on any day on which a  recommendation  for such  security  was made by a Portfolio  Person, until seven (7) calendar  days after the  recommendation  was made and no orders have subsequently been executed or are pending.

                   (c) LIMITED OFFERING (PRIVATE PLACEMENT)

              In  considering   requests  by  Access  Persons  for  approval  of  limited
         partnerships and other limited  offering,  the Director of Global  Compliance or
         Chief Compliance Officer shall take into account,  among other factors,  whether the investment  opportunity  should be reserved for a Fund or other client,  and whether the  investment  opportunity  is being  offered to the Access  Person by virtue of his or her position with Franklin Templeton Investments. If the Access
         Person receives clearance for the transaction,  an investment in the same issuer may  only be made for a Fund or  client  if an  executive  officer  of  Franklin
         Resources,  Inc., who has been informed of the Portfolio  Person's  pre-existing investment  and who has no  interest in the issuer,  approves  the  transaction.
         Please see Schedule F.

                   (d) DURATION OF CLEARANCE

              If the  Code  of  Ethics  Administration  Department  approves  a  proposed securities  transaction,  the  order  for the  transaction  must be  placed  and effected by the close of the next  business day  following  the day approval was granted.  The Director of Global Compliance and/or the Chief Compliance  Officer
         may,  in his or her  discretion,  extend  the  clearance  period up to seven (7)
         calendar  days,  beginning  on  the  date  of  the  approval,  for a  securities transaction  of any Access Person who  demonstrates  that special  circumstances make the extended clearance period necessary and appropriate./10 The Director of
         Global Compliance or the Chief Compliance Officer may, in his or her discretion, after consultation with an executive officer of Franklin Resources,  Inc., renew the approval  for a particular  transaction  for up to an  additional  seven (7)
         calendar days upon a showing of special  circumstances by the Access Person. The
         Director of Global  Compliance  or the Chief  Compliance  Officer may shorten or rescind any  approval or renewal of approval  under this  paragraph if he or she determines it is appropriate to do so.

               B.   WAIVERS BY THE DIRECTOR OF GLOBAL COMPLIANCE AND/OR THE CHIEF
         COMPLIANCE OFFICER

                The Director of Global Compliance and/or the Chief Compliance Officer
         may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., waive compliance by any Access Person with the provisions of the Code, if he or she finds that such a waiver:

               (1)  is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise  appropriate under all the relevant facts and circumstances;

               (2)  will not be inconsistent  with the purposes and objectives of the
                    Code;

               (3)  will not  adversely  affect  the  interests of advisory clients of
                    Franklin  Templeton Investments, the interests of Franklin Templeton
                    Investments or its affiliates; and

               (4)  will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

               Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director of Global Compliance or the Chief Compliance
         Officer, shall promptly send a copy to the General Counsel of Franklin
         Resources, Inc.

              C.  CONTINUING RESPONSIBILITIES OF THE CODE OF ETHICS ADMINISTRATION
                  DEPARTMENT

         PRE-CLEARANCE RECORDKEEPING

               The Code of Ethics Administration Department shall keep a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the Access Person, the details of the proposed transaction, and whether the request was approved or denied.
         The Code of Ethics Administration Department shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.

         INITIAL, ANNUAL HOLDINGS REPORTS AND QUARTERLY TRANSACTION REPORTS

              The Code of Ethics Administration  Department shall also collect the signed
         Acknowledgment  Forms from Supervised and Access Persons as well as reports,  on
         Schedules B, C, D, E, F, G of the Code, as applicable.  In addition, the Code of
         Ethics  Administration  Department shall keep records of all confirmations,  and other  information  with respect to an account  opened and  maintained  with the broker-dealer by any Access Person of Franklin Templeton  Investments.  The Code
         of Ethics  Administration  Department shall preserve those  acknowledgments  and reports,  the records of consultations and waivers,  and the confirmations,  and other information for the period required by the applicable regulation.

               The Code of Ethics Administration Department shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and G for compliance with the Code.  The reviews shall include, but are not limited to;

              (1)  Comparison of brokerage  confirmations,  Schedule Bs, and/or brokerage statements to pre-clearance  requests or, if a private placement,  the
                   Private Placement Checklist;

              (2)  Comparison  of  brokerage  statements  and/or  Schedule  Cs to current securities holding  information,  securities  account  information and discretionary authority information;

              (3)  Conducting  periodic  "back-testing"  of Access  Person  transactions,
                   Schedule  Cs  and/or  Schedule  Es in  comparison  to fund and  client transactions;

               The Code of Ethics Administration Department shall evidence review by initialing and dating the appropriate document or log.  Violations of the
         Code detected by the Code of Ethics Administration Department during his or her reviews shall be promptly brought to the attention of the Director of
         Global Compliance and/or the Chief Compliance Officer with periodic reports to each appropriate Chief Compliance Officer.

               D. PERIODIC RESPONSIBILITIES OF THE CODE OF ETHICS ADMINISTRATION
                  DEPARTMENT

              The Code of Ethics  Administration  Department or designated group shall consult  with  FRI's  General  Counsel  and seek  the  assistance of the Human
         Resources Department, as the case may be, to assure that:

              1.   Adequate  reviews and audits are conducted to monitor  compliance with
                   the  reporting,   pre-clearance,   prohibited  transaction  and  other
                   requirements of the Code.

              2.   All  Code of  Ethics  Persons  are  adequately  informed  and  receive appropriate  education and training as to their duties and obligations under the Code.

              3.   All  new  Supervised   and  Access   Persons  of  Franklin   Templeton
                   Investments are required to complete the Code of Ethics Computer Based
                   Training program.  Onsite training will be conducted on an "as needed"
                   basis.

              4.   There are adequate  educational,  informational and monitoring efforts to  ensure  that  reasonable  steps are taken to  prevent  and  detect unlawful  insider  trading by  Supervised  and Access  Persons  and to control access to inside information.

              5.   Written  compliance reports are submitted to the Board of Directors of
                   each  relevant  Fund  at  least   quarterly.   Additionally,   written
                   compliance reports are submitted to the Board of Directors of Franklin
                   Resources,  Inc.,  and the  Board  of  each  relevant  Fund  at  least annually. Such reports will describe any issues arising under the Code or procedures  since the last report,  including,  but not limited to, information  about  material  violations of the Code or procedures and sanctions imposed in response to the material violations.

              6.   The Global Compliance Department will certify at least annually to the
                   Fund's board of directors  that  Franklin  Templeton  Investments  has adopted  procedures  reasonably  necessary to prevent  Supervised  and
                   Access Persons from violating the Code, and

              7.   Appropriate records are kept for the periods required by law. Types of
                   records  include  pre-clearance  requests  and  approvals,   brokerage
                   confirmations, brokerage statements, initial and annual Code of Ethics certifications.

               E.  APPROVAL BY FUND'S BOARD OF DIRECTORS

              (1)  BASIS FOR APPROVAL

              The Board of  Directors/Trustees  must base its  approval  of the Code on a determination that the Code contains provisions  reasonably necessary to prevent
         Code of Ethics Persons from engaging in any conduct  prohibited by Rule 17j-1 or
         Rule 204A-1. The Code of Ethics  Administration  Department maintains a detailed list of  violations  and will  amend the Code of  Ethics  and  procedures  in an attempt to reduce such violations.

              (2)  NEW FUNDS

              At the time a new fund is  organized,  the  Code Of  Ethics  Administration
         Department will provide the Fund's board of directors,  a certification that the investment adviser and principal  underwriter has adopted procedures  reasonably necessary  to prevent  Code of Ethics  Persons  from  violating  the Code.  Such certification will state that the Code contains provisions  reasonably necessary to prevent Code of Ethics Persons from violating the Code.

              (3)  MATERIAL CHANGES TO THE CODE OF ETHICS

              The Global Compliance Department will provide the Fund's board of directors a written  description  of all  material  changes  to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.

         II.  DEFINITIONS OF IMPORTANT TERMS

              For purposes of the Code of Ethics and Insider  Trading  Policy,  the terms below have the following meanings:

         1934 ACT - The Securities Exchange Act of 1934, as amended.

         1940 ACT - The Investment Company Act of 1940, as amended.

         ACCESS PERSON - (1) Each director, trustee, general partner or officer of a Fund or investment adviser in Franklin Templeton Investments; (2) any Advisory
               Representative; and (3) any director, trustee, general partner or officer of a principal underwriter of the Funds, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

         ADVISERS ACT - The Investment Advisers Act of 1940, as amended.

         ADVISORY REPRESENTATIVE - Any director, trustee, general partner, officer or employee of a Fund or investment adviser of Franklin Templeton Investments
               (or of any company in a control relationship to such Fund or investment adviser) who in connection with his or her regular functions or duties makes any recommendation, who participates in the determination of which recommendation shall be made; or who, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations.

         AFFILIATED PERSON - it has the same meaning as Section 2(a)(3) of the
               Investment Company Act of 1940. An "affiliated person" of an investment company includes directors, officers, employees, and the investment adviser.  In addition, it includes any person owning 5% of the company's voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

         APPROPRIATE ANALYST - With respect to any Access Person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

         ASSOCIATED CLIENT - A Fund or client whose trading information would be available to the Access Person during the course of his or her regular functions or duties.

         AUTOMATIC INVESTMENT PLAN-A program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocations.  An automatic investment plan includes a dividend reinvestment plan.

         BENEFICIAL OWNERSHIP - Has the same meaning as in Rule 16a-1(a)(2) under the
               1934 Act.  Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security.  There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

         EXCHANGE TRADED FUNDS AND HOLDING COMPANY DEPOSITORY RECEIPTS - An
               Exchange-Traded Fund or "ETF" is a basket of securities that is designed to generally track an index--broad stock or bond market, stock industry sector, or international stock.  Holding Company Depository Receipts
               "Holdrs" are securities that represent an investor's ownership in the common stock or American Depository Receipts of specified companies in a particular industry, sector or group.

         FUNDS -U.S. registered investment companies in the Franklin Templeton Group of
               Funds.

         HELD OR TO BE ACQUIRED - A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

         INITIAL PUBLIC OFFERING - An offering of securities registered under the
               Securities Act of 1933, the issuer of which immediately before the registration was not subject to the reporting requirements of sections
               13 or 15(d) of the Securities Exchange Act of 1934.

         LIMITED OFFERING- An offering that is exempt from registration under the
               Securities Act of 1933 pursuant to section 4(2) of section 4(6).

         PORTFOLIO PERSON - Any employee of  Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in  Franklin Templeton Group of Funds, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales.  Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities
               (such as Management Trainees), persons supervising the activities of
               Portfolio Persons, and anyone else designated by the Director of Global
               Compliance.

         PROPRIETARY INFORMATION - Information that is obtained or developed during the ordinary course of employment with  Franklin Templeton Investments, whether by you or someone else, and  is not available to persons outside of Franklin Templeton Investments.  Examples of such Proprietary
               Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications
               with company officers (including confidentiality agreements).   Examples
               of non-Proprietary Information include mass media publications (e.g.,
               The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line,
               Standard and Poors), and research reports available to the general public.

         REPORTABLE FUND - Any fund for which an Franklin Templeton Investments' U.S.
               registered investment adviser ("FTI Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter controls a FTI Adviser, is controlled by a FTI adviser or is under common control with a FTI Adviser.

         SECURITY  - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security. For purposes of the Code, security does not include:

              1. direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);
              2. money market instruments - banker's acceptances, bank certificates of deposits, commercial  paper, repurchase agreement and other high quality short-term debt instruments;
              3. shares of money market funds;
              4. shares issued by open-end funds other than Reportable Funds; and
              5. Shares issued by unit investment trusts that are invested  exclusively in one or more open-end funds, none of which are Reportable Funds.

         SUPERVISED PERSONS- Supervised persons are an advisers' partners, officers, directors (or other persons occupying a similar status or performing similar functions), and employees, as well as any other persons who provide advice on behalf of the adviser and are subject to the supervision and control of the adviser.

                           APPENDIX B: ACKNOWLEDGMENT FORM AND SCHEDULES

                                       INITIAL AND ANNUAL

                                       ACKNOWLEDGMENT FORM
                CODE OF ETHICS AND INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES

         INSTRUCTIONS:  Print form, complete, sign and date.  Submit completed form to
         Code of Ethics Administration Department via:

           Inter-office: Code of Ethics Administration SM-920/2   Fax: (650) 312-5646

           U.S. Mail:  Franklin Templeton Investments   E-mail: Preclear-Code of Ethics
           Attn: Code of Ethics Administration Dept.           (internal)
           P.O. Box 25050                                 Lpreclear@frk.com (external)
           San Mateo, CA 94402-5050

         TO:   CODE OF ETHICS ADMINISTRATION DEPARTMENT

            I HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF THE FRANKLIN TEMPLETON
            INVESTMENT'S CODE OF ETHICS ("CODE") AND INSIDER TRADING COMPLIANCE POLICY
            AND PROCEDURES, AS AMENDED, WHICH I HAVE READ AND UNDERSTAND. I WILL COMPLY
            FULLY WITH ALL PROVISIONS OF THE CODE AND THE INSIDER TRADING POLICY TO THE
            EXTENT THEY APPLY TO ME DURING THE PERIOD OF MY EMPLOYMENT.  IF THIS IS AN
            ANNUAL CERTIFICATION, I CERTIFY THAT I HAVE COMPLIED WITH ALL PROVISIONS OF
            THE CODE AND THE INSIDER TRADING POLICY TO THE EXTENT THEY APPLIED TO ME
            OVER THE PAST YEAR.  ADDITIONALLY, I AUTHORIZE ANY BROKER-DEALER, BANK, OR
            INVESTMENT ADVISER WITH WHOM I HAVE SECURITIES ACCOUNTS AND ACCOUNTS IN
            WHICH I HAVE DIRECT OR INDIRECT BENEFICIAL OWNERSHIP, TO PROVIDE BROKERAGE
            CONFIRMATIONS AND STATEMENTS AS REQUIRED FOR COMPLIANCE WITH THE CODE.  I
            FURTHER UNDERSTAND AND ACKNOWLEDGE THAT ANY VIOLATION OF THE CODE OR
            INSIDER TRADING POLICY, INCLUDING ENGAGING IN A PROHIBITED TRANSACTION OR
            FAILURE TO FILE REPORTS AS REQUIRED (SEE SCHEDULES B, C, D, E, F AND G),
            MAY SUBJECT ME TO DISCIPLINARY ACTION UP TO AND INCLUDING TERMINATION OF
            EMPLOYMENT.

         -------------------------------------------------------------------------------
               NAME (PRINT)                 SIGNATURE             DATE SUBMITTED
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
               TITLE                     DEPARTMENT NAME            LOCATION
         -------------------------------------------------------------------------------

         NON ACCESS PERSON     ACCESS PERSON    SUPERVISED PERSON     PORTFOLIO PERSON
         -------------------------------------------------------------------------------

             [  ]                   [  ]              [  ]                  [  ]

         -------------------------------------------------------------------------------
                                                                    YEAR END
           INITIAL DISCLOSURE           ANNUAL DISCLOSURE     (FOR COMPLIANCE USE ONLY)
         -------------------------------------------------------------------------------

              [  ]                            [  ]                   [  ]

         -------------------------------------------------------------------------------

         SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS CODE OF ETHICS ADMINISTRATION DEPT.
                     CONTACT INFO/11

            LEGAL OFFICER
            Craig Tyle
            Executive Vice President & General Counsel
            Franklin Templeton Investments
            One Franklin Parkway
            San Mateo, CA 94403-1906
            Tel: (650) 312-4161
            Fax: (650) 312-2221
            Email: ctyle@frk.com

            COMPLIANCE OFFICERS

            DIRECTOR, GLOBAL COMPLIANCE
            Jim Davis
            Franklin Templeton  Investments
            One Franklin Parkway
            San Mateo, CA 94403-1906
            Tel: (650) 312-2832
            Fax: (650) 312-5676
            Email: jdavis@frk.com

            CHIEF COMPLIANCE OFFICER
            Tim Stearns
            Franklin Templeton Investments
            500 East Broward Blvd., Suite 2100
            Fort Lauderdale, FL 33394-3091
            Tel: (954) 527-7630
            Fax: (954) 847-2470
            Email: tstearns@templeton.com

            CODE OF ETHICS ADMINISTRATION DEPARTMENT
            Maria Abbott, Manager
            Darlene James
            Simon Li
            Tadao Hayashi
            Global Compliance Department
            Franklin Templeton Investments
            One Franklin Parkway
            San Mateo, CA 94403-1906
            Tel: (650) 312-3693
            Fax: (650) 312-5646
            Email: Preclear-Code of Ethics (internal)
                   Lpreclear@frk.com (external)

                             SCHEDULE B: TRANSACTIONS REPORT

         INSTRUCTIONS:  Print form, complete, sign and date. Submit completed form to the Code of Ethics Administration Department via:

            Inter-office: Code of Ethics Administration SM-920/2    Fax: (650)312-5646

            U.S. Mail: Franklin Templeton Investments    E-mail: Preclear-Code of Ethics
                       Attn: Code of Ethics                       (internal)
                        Administration Dept                Lpreclear@frk.com (external)
                       P.O. Box 25050
                       San Mateo, CA 94402-5050
         ------------------------------------------------------------------------------

         This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 4.3 of the Code is required pursuant to Rule 204A-1of the Investment Advisers Act of 1940 and
         Rule 17j-1(d) of the Investment Company Act of 1940. The report must be completed and submitted to the Code of Ethics Administration Department no later than thirty (30) calendar days after the end of the calendar quarter in which you completed such as transaction. Refer to Section 4.3 of the Code for further instructions.


SECURITY NAME
DESCRIPTION/TICKER
		SYMBOL OR CUSIP					PRE-CLEARED
		NUMBER/TYPE OF					THROUGH
		SECURITY (INTEREST	QUANTITY			BROKER DEALER/	COMPLIANCE
TRADE	BUY, SELL	RATE AND MATURITY	(NUMBER OF		PRINCIPAL	BANK AND	DEPARTMENT
DATE	OR OTHER	DATE, IF APPLICABLE)	SHARES)	PRICE	AMOUNT	ACCOUNT NUMBER	(DATE OR N/A)

THIS REPORT SHALL NOT BE CONSTRUED AS AN ADMISSION THAT I HAVE ANY DIRECT OR INDIRECT BENEFICIAL
OWNERSHIP IN THE SECURITIES DESCRIBED ABOVE.

         -------------------------------------------------------------------------------
         NAME (PRINT)          SIGNATURE         DATED SUBMITTED         EMPLOYEE ID
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------

         SCHEDULE C: INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS, INVESTMENT
                     ADVISORY ACCOUTNS, SECURITIES HOLDINGS AND DISCRETIONARY AUTHORITY

         INSTRUCTIONS:  Print form, complete, sign and date.  Submit completed form to the Code of Ethics Administration via:

            Inter-office:  Code of Ethics Administration SM-920/2  Fax:  (650)312-5646

            U.S. Mail: Franklin Templeton Investments   E-mail: Preclear-Code of Ethics
            Attn: Code of Ethics Administration Dept        (internal)
            P.O. Box 25050                                  Lpreclear@frk.com (external)
            San Mateo, CA 94402-5050
         ------------------------------------------------------------------------------

         This report shall set forth the name and/or description of each securities account and holding in which you have a direct or indirect beneficial interest, including securities accounts and holdings of a spouse, minor children or other immediate family member living in your home, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund or other client of Franklin
         Templeton Investments or by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion.  In lieu of listing each securities account and holding below, you may attach copies of current brokerage statements, sign below and return the Schedule C along with the brokerage statements to the Code of Ethics Administration
         Department within 10 days of becoming an Access Person if an initial report or by February 1st of each year, if an annual report.  The information in this Schedule C or any attached brokerage statements must be current as of a date no more than 45 days prior to the date you become an Access Person or the date you submit your annual report.  Refer to Part 4 of the Code for additional filing instructions.

         Securities that are EXEMPT from being reported on the Schedule C include: (i)
         securities that are direct obligations of the U.S. Government, such as
         Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;  (ii) high quality short-term instruments ("money market instruments") including but not limited to bankers' acceptances, U.S. bank certificates of deposit; commercial paper; and repurchase agreements; (iii)
         shares of money market funds; shares issued by open-end funds other than
         Reportable Funds (any fund for which a Franklin Templeton Investments' U.S.
         registered investment adviser ("FTI Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter is controlled by an FTI adviser or is under common control with a
         FTI adviser; and shares issued by unit investment trusts that are invested in one or more open-end funds none of which are Reportable Funds.

         [ ] I DO NOT HAVE ANY BROKERAGE OR INVESTMENT ADVISORY ACCOUNTS.
         [ ] I DO NOT HAVE ANY SECURITIES HOLDINGS.
         [ ] I HAVE ATTACHED STATEMENTS CONTAINING ALL MY BROKERAGE AND INVESTMENT
             ADVISORY ACCOUNTS AND SECURITIES HOLDINGS.
         [ ] I HAVE LISTED MY BROKERAGE AND INVESTMENT ADVISORY ACCOUNTS CONTAINING NO
             SECURITIES HOLDINGS.
         [ ] I HAVE LISTED MY SECURITIES HOLDINGS NOT HELD IN A BROKERAGE AND INVESTMENT
             ADVISORY ACCOUNT.

         ---------------------------------------------------------------------------

SECURITY
		ADDRESS	ACCOUNT	DESCRIPTON/TITLE
	NAME OF	OF SECURITIES	NUMBER	TICKER/SYMBOL	QUANTITY
ACCOUNT NAME(S)	SECURITIES	FIRM, BANK OR	(INCLUDING	OR CUSIP #	NUMBER OF	CHECK THIS
(REGISTRATION SHOWN	FIRM, BANK	INVESTMENT ADVISER	FUND	(INTEREST RATE	SHARES &	BOX IF
ON STATEMENT)	OR INVESTMENT	(STREET/CITY/	NUMBER IF	& MATURITY IF	PRINCIPAL	DISCRETIONARY
	ADVISER	STATE/ZIP CODE)	APPLICABLE	APPROPRIATE)	AMOUNT	ACCOUNT


         TO  THE  BEST  OF MY  KNOWLEDGE,  I HAVE  DISCLOSED  ALL  OF MY  SECURITIES  AND
         INVESTMENT ADVOSRY ACCOUNTS AND/OR HOLDINGS IN WHICH I HAVE A DIRECT OR INDIRECT
         BENEFICIAL  INTEREST,  INCLUDING  SECURITIES  AND INVESTMENT  ADVISORY  ACCOUNTS
         AND/OR HOLDINGS OF A SPOUSE,  MINOR CHILDREN OR OTHER IMMEDIATE MEMBER LIVING IN
         MY HOME,  TRUSTS,  FOUNDATIONS,  AND ANY ACCOUNT FOR WHICH TRADING AUTHORITY HAS
         BEEN  DELEGATED  TO ME OR BY  ME TO AN  UNAFFILIATED  REGISTERED  BROKER-DEALER,
         REGISTERED  INVESTMENT  ADVISER, OR OTHER INVESTMENT MANAGER ACTING IN A SIMILAR
         FIDUCIARY CAPACITY, WHO EXERCISES SOLE INVESTMENT DISCRETION.

         -------------------------------------------------------------------------------

         NAME (PRINT)            SIGNATURE             DATE SUBMITTED       EMPLOYEE ID
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
         INITIAL DISCLOSURE         ANNUAL
                                  DISCLOSURE
         (CHECK THIS
          BOX IF                 (CHECK THIS
         YOU'RE A NEW            BOX IF ANNUAL                   YEAR END
         ACCESS PERSON)          CERTIFICATION)          (FOR COMPLIANCE USE ONLY)
         -------------------------------------------------------------------------------

            [ ]                       [ ]
         -------------------------------------------------------------------------------

                          SCHEDULE D: NOTIFICATION OF SECURITIES ACCOUNT
         -------------------------------------------------------------------------------
         INSTRUCTIONS:  Print form, complete, sign and date.  Submit completed form to
         Code of Ethics Administration via:

           Inter-office: Code of Ethics Administration SM-920/2    Fax: (650) 312-5646

          U.S. Mail: Franklin Templeton Investments       E-mail: Preclear-Code of Ethics
                    Attn: Code of Ethics Administration         (internal)
                    Dept.                                  Lpreclear@frk.com
                    P.O. Box 25050                         (external)
                    San Mateo, CA 94402-5050
         -------------------------------------------------------------------------------
         All Access Persons,  PRIOR TO OPENING A SECURITIES ACCOUNT OR PLACING AN INITIAL
         ORDER  IN  THE  NEW  ACCOUNT,   are  required  to  notify  the  Code  of  Ethics
         Administration  Department  and the  executing  broker-dealer  in writing.  This includes  accounts  in which the  Access  Person  has or will  have a  financial interest in (e.g., a spouse's account) or discretionary authority (e.g., a trust account for a minor child) and for Reportable Form.

         UPON RECEIPT OF THE NOTIFICATION OF SECURITIES ACCOUNT FORM, THE CODE OF
         ETHICS ADMINISTRATION DEPARTMENT WILL CONTACT THE BROKER-DEALER IDENTIFIED
         BELOW AND REQUEST THAT DUPLICATE CONFIRMATIONS AND STATEMENTS OF YOUR
         BROKERAGE ACCOUNT ARE SENT TO FRANKLIN TEMPLETON INVESTMENTS.

         ACCOUNT INFORMATION:
         -------------------------------------------------------------------------------
         NAME ON THE ACCOUNT (IF                ACCOUNT NUMBER
         OTHER THAN EMPLOYEE,STATE             INCLUDING FUND                  DATE
         RELATIONSHIP I.E., SPOUSE)           NUMBER IF APPLICABLE          ESTABLISHED
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
                                                                             SECURITIES
                                                                               FIRM
                                                                              ADDRESS
          NAME OF                            YOUR REPRESENTATIVE           (CITY/STATE/
         SECURITIES FIRM                         (OPTIONAL)                  ZIP CODE)
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------

         EMPLOYEE INFORMATION:
         -------------------------------------------------------------------------------
         NAME (PRINT)               SIGNATURE        DATE SUBMITTED      EMPLOYEE ID
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
                                                         INTEROFFICE            PHONE
         TITLE                  DEPARTMENT NAME          MAIL CODE            EXTENSION
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
         PHONE EXTENSION                SIGNATURE                    DATE
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
                                                          NASD REGISTERED REPRESENTATIVE
         CODE OF ETHICS DESIGNATION                             (SERIES 6, 7, ETC.)
         -------------------------------------------------------------------------------
         [ ] Non Access Person  [ ] Supervised Person
         [ ] Access Person      [ ] Portfolio Person          [ ] Yes     [ ] No
         -------------------------------------------------------------------------------

                SCHEDULE E: NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST

         -------------------------------------------------------------------------------
         INSTRUCTIONS:  Print form, complete, sign and date.  Obtain required signature and submit completed form to the Code of Ethics Administration department via:

         Inter-office: Code of Ethics Administration SM-920/2    Fax:  (650)312-5646

         U.S. Mail: Franklin Templeton Investments        E-mail: Preclear-Code of Ethics
                    Attn: Code of Ethics Administration           (internal)
                          Dept.                             Lpreclear@frk.com
                    P.O. Box 2505                             (external)
                    San Mateo, CA 94402-5050
         -------------------------------------------------------------------------------

         If you have any beneficial  ownership in a security and it is recommended to the
         Appropriate  Analyst that the security be considered  for purchase or sale by an
         Associated  Client,  or if a purchase or sale of that security for an Associated
         Client is carried out, you must disclose your beneficial  ownership to the Chief
         Investment  Officer and/or  Director of Research on Schedule E (or an equivalent form  containing  similar  information)  before  the  purchase  or  sale  of the security,  or before or  simultaneously  with the  recommendation to purchase or sell a security.  The Chief Investment  Officer and/or Director of Research must review and sign Schedule E and send a copy of the Code of Ethics  Administration
         Department.

DATE AND
				METHOD	PRIMARY
	OWNERSHIP		METHOD OF	LEARNED THAT	PORTFOLIO
	TYPE		ACQUISITION	SECURITY'S UNDER	MANAGER OR	NAME OF	DATE OF
SECURITY	(DIRECT OR	YEAR	(PURCHASE/GIFT	CONSIDERATION	PORTFOLIO	PERSON	VERBAL
DESCRIPTION	INDIRECT)	ACQUIRED	OTHER)	BY FUNDS	ANALYST	NOTIFIED	NOTIFICATION


EMPLOYEE'S NAME (PRINT)			SIGNATURE	DATE SUMBITTED		EMPLOYEE ID

CHIEF INVESTMENT OFFICER ORD
DIRECTOR OF RESEARCH NAME (PRINT)				SIGNATURE		DATE

         SCHEDULE F: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN
                     LIMITED OFFERINGS (PRIVATE PLACEMENTS)

         INSTRUCTIONS:  Print form, complete, sign and date and obtain CIO's signatures.
         Submit completed form to Code of Ethics Administration department via:

         Inter-office: Code of Ethics Administration SM-920/2    Fax: (650) 312-5646

         U.S. Mail: Franklin Templeton Investments       E-mail: Preclear-Code of Ethics
                    Attn: Code of Ethics Administration           (internal)
                          Dept.                                  Lpreclear@frk.com
                    P.O. Box 2505                                (external)
                    San Mateo, CA 94402-5050
         -------------------------------------------------------------------------------

         In deciding whether to approve a transaction,  the Director of Global Compliance or the Chief  Compliance  Officer shall take into account,  among other factors, whether  the  investment  opportunity  should  be  reserved  for a Fund or other client,  and whether the  investment  opportunity is being offered to the Access
         Person by virtue of his or her position with the Franklin Templeton Investments.
         IF THE ACCESS PERSON RECEIVES  CLEARANCE FOR THE  TRANSACTION,  NO INVESTMENT IN
         THE SAME ISSUER MAY BE MADE FOR A FUND OR CLIENT UNLESS AN EXECUTIVE  OFFICER OF
         FRANKLIN  RESOURCES,  INC.,  WITH  NO  INTEREST  IN  THE  ISSUER,  APPROVES  THE
         TRANSACTION.

         IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:

         -------------------------------------------------------------------------------
         NAME/DESCRIPTION OF PROPOSED INVESTMENT:

         -------------------------------------------------------------------------------
         PROPOSED INVESTMENT AMOUNT:

         -------------------------------------------------------------------------------

         PLEASE ATTACH PAGES OF THE OFFERING MEMORANDUM (OR OTHER DOCUMENTS) SUMMARIZING
         THE INVESTMENT OPPORTUNITY, INCLUDING:

                i) Name of the partnership/hedge fund/issuer;
               ii) Name of the general partner, location & telephone number;
              iii) Summary of the offering; including the total amount the offering/
                   issuer;
               iv) Percentage your investment will represent of the total offering;
                v) Plan of distribution; and
               vi) Investment objective and strategy,

         PLEASE RESPOND TO THE FOLLOWING QUESTIONS:

              a) Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.

              b) Is this investment opportunity suitable for any  fund/client  that you advise?/9  If yes, why isn't the  investment  being made on behalf of the fund/client?  If no, why isn't the investment opportunity suitable for the fund/clients?

              c) Do any of the fund/clients  that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock,  corporate debt, loan participations, partnership interests, etc),? If yes, please provide the names of the  funds/clients  and security description.

              d) Do you presently have or will you have any managerial role with the company/issuer as a result of your investment?  If yes, please explain in detail your responsibilities, including any compensation you will receive.

              e) Will you have any investment control or input to the investment decision making process?

              f) Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?

         REMINDER:  PERSONAL SECURITIES TRANSACTIONS THAT DO NOT GENERATE BROKERAGE
         CONFIRMATIONS (E.G., INVESTMENTS IN PRIVATE PLACEMENTS) MUST BE REPORTED TO
         THE CODE OF ETHICS ADMINISTRATION DEPARTMENT ON SCHEDULE B NO LATER THAN 30
         CALENDAR DAYS AFTER THE END OF THE CALENDAR QUARTER THE TRANSACTION TOOK
         PLACE.

         -------------------------------------------------------------------------------
                                                             DATE
         EMPLOYER'S NAME (PRINT)         SIGNATURE        SUMBITTED       EMPLOYEE ID
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
         "I CONFIRM,  TO THE BEST OF MY KNOWLEDGE  AND BELIEF,  THAT I HAVE REVIEWED THE
         PRIVATE  PLACEMENT AND DO NOT BELIEVE THAT THE PROPOSED  PERSONAL TRADE WILL BE
         CONTRARY TO THE BEST INTERESTS OF ANY OF OUR FUNDS' OR CLIENTS' PORTFOLIOS." I
         ALSO UNDERSTAND THAT BECAUSE OF THIS CLEARANCE, NO INVESTMENT IN THE SAME
         ISSUER MAY BE MADE OF A FUND OR CLIENT UNLESS AN EXECUTIVE OFFICER OF FRANKLIN
         RESOURCES, INC., WITH NO INTEREST IN THE ISSUER, APPROVES THE TRANSACTION."

         -------------------------------------------------------------------------------
         CHIEF INVESTMENT OFFICER'S NAME
         (APPLICABLE TO PROTFOLIO PERSONS ONLY)            SIGNATURE             DATE
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
         CHIEF INVESTMENT OFFICER APPROVING            SIGNATURE             DATE
         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------

         -------------------------------------------------------------------------------
                         CODE OF ETHICS ADMINISTRATION DEPARTMENT USE ONLY
         -------------------------------------------------------------------------------

         DATE RECEIVED:___________  DATE FORWARDED TO FRI EXECUTIVE OFFICER:____________

                      SCHEDULE G: REQUEST FOR APPROVAL TO SERVE AS A DIRECTOR

         INSTRUCTIONS:  Print form, complete, sign and date.  Submit completed form to
         Code of Ethics Administration Department via:

         Inter-office: Code of Ethics Administration SM-920/2   Fax: (650) 312-5646

         U.S. Mail:  Franklin Templeton Investments      E-mail: Preclear-Code of Ethics
            Attn: Code of Ethics Administration Dept.            (internal)
            P.O. Box 25050                                       Lpreclear@frk.com
            San Mateo, CA 94402-5050                            (external)

         ----------------------------------------------------------------------------

         EMPLOYEE:                                      EMPLOYEE ID:
         ----------------------------------------------------------------------------

         DEPARTMENT:                                    PHONE EXTENSION:
         ----------------------------------------------------------------------------

         JOB TITLE:                                     SITE/LOCATION:
         ----------------------------------------------------------------------------

         SUPERVISOR:                                    SUP. EXTENSION:
         ----------------------------------------------------------------------------

         ----------------------------------------------------------------------------

         Company Name:
         ----------------------------------------------------------------------------
         Nature of company's
         business:
         ----------------------------------------------------------------------------
         Is this a public or
         private company?
         ----------------------------------------------------------------------------

         Title/Position:
         ----------------------------------------------------------------------------
         Justification for
         servicing as a
         director with
         the company:
         ----------------------------------------------------------------------------
         Estimate of hours
         to be devoted to
         the company:
         ----------------------------------------------------------------------------
         Compensation
         received:                  [ ] Yes     [ ] No
         ----------------------------------------------------------------------------
         If compensated, how?
         ----------------------------------------------------------------------------
         Starting date:
         ----------------------------------------------------------------------------

                 CODE OF ETHICS DESIGNATION              NASD REGISTERED/LICENSED?
         -----------------------------------------------------------------------------
         [ ] Non Access Person  [ ] Supervised Person
         [ ] Access Person [ ]  [ ] Portfolio Person        [ ] Yes    [ ] No
         ----------------------------------------------------------------------------

         Signature: ___________________________           Date: ______________________
         ------------------------------------------------------------------------------
                                     [ ] Approved [ ] Denied

         Signatory Name ____________________    Signatory Title: _____________________

         Signature: ________________________    Date: ______________________

         APPENDIX C: INVESTMENT ADVISER AND BROKER-DEALER AND OTHER SUBSIDIARIES OF
                     FRANKLIN RESOURCES, INC. - MAY 2008
         -----------------------------------------------------------------------------
         Franklin Advisers, Inc.        IA/FIA  Templeton Global Advisors Ltd.  IA
                                                (Bahamas)
         -----------------------------------------------------------------------------
         Franklin Advisory Services,    IA/FIA  Franklin Templeton Italia       FBD/FIA
         LLC                                    Societa di Gestione del
                                                Risparmio per Axioni  (Italy)
         -----------------------------------------------------------------------------
         Franklin Investment Advisory   IA      Franklin Templeton Investment   FBD
         Services, LLC                          Services GmbH (Germany)
         -----------------------------------------------------------------------------
         Franklin Templeton Portfolio   IA      Fiduciary Trust International   Trust
         Advisors, Inc.                         of the South
         -----------------------------------------------------------------------------
         Franklin Mutual Advisers, LLC  IA/FIA  Fiduciary Trust Company of      FIA
                                                Canada
         -----------------------------------------------------------------------------
         Franklin/Templeton             BD      Franklin Templeton Investments  IA/FIA/
         Distributors, Inc.                     Corp. (Ontario)                 FBD
         -----------------------------------------------------------------------------
         Franklin Templeton Services,   FA/BM   Fiduciary Trust Company         Trust
         LLC                                    International
         -----------------------------------------------------------------------------
         Franklin Templeton             FBD     Fiduciary International, Inc    IA/FIA
         International Services S.A.
         (Luxembourg)
         -----------------------------------------------------------------------------
         Franklin Templeton             FIA     Fiduciary Investment            IA
         Investments Australia Limited          Management International Inc
         -----------------------------------------------------------------------------
         Franklin Templeton Investor    TA      Fiduciary Trust International   IA/FIA
         Services, LLC                          Limited (UK)
         -----------------------------------------------------------------------------
         Franklin Templeton             IA      Franklin Templeton Investment   FIA
         Institutional, LLC                     Trust Management Co., Ltd (Korea)
         -----------------------------------------------------------------------------
         Franklin Templeton Financial   BD      Franklin Templeton Asset        IA/FIA
         Services, Corp.                        Management (India) Private
                                                Limited (India)
         -----------------------------------------------------------------------------
         Franklin Templeton Asset       FIA     Franklin Templeton Investimentos  FIA
         Management S.A. (France)               Ltda. (Brazil)
         -----------------------------------------------------------------------------
         Franklin Templeton             FBD/IA  FTC Investor Services, Inc.       FBD
         Investments (Asia) Limited             (Canada)
         (Hong Kong)
         -----------------------------------------------------------------------------
         Franklin Templeton Investment  IA/FIA  Fiduciary Trust International    Trust
         Management Limited (UK)                 of Delaware
         -----------------------------------------------------------------------------
         Templeton/Franklin Investment  BD      Fiduciary Trust International    Trust
         Services, Inc                          of California
         -----------------------------------------------------------------------------
         Templeton Investment Counsel,  IA
         LLC
         -----------------------------------------------------------------------------
         Templeton Asset Management,    IA/FIA
         Ltd.
         -----------------------------------------------------------------------------
         Franklin Templeton             FIA
         Investments Japan Ltd.
         -----------------------------------------------------------------------------

         Codes:     IA:    US registered investment adviser
                    BD:    US registered broker-dealer
                    FIA:   Foreign equivalent investment adviser
                    FBD:   Foreign equivalent broker-dealer
                    TA:    US registered transfer agent
                    FA:    Fund Administrator
                    BM:    Business manager to the funds
                    REA:   Real estate adviser
                    Trust: Trust company

                         INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES

         A. LEGAL REQUIREMENT
              Pursuant to the Insider  Trading and Securities  Fraud  Enforcement  Act of
         1988, No officer, director,  employee,  consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments may trade, either personally or on behalf of clients,  including all client assets  managed by the entities in Franklin Templeton  Investments,  on material non-public information or communicating  material non-public  information to others in violation of the law.  This  conduct is  frequently  referred to as "insider  trading."  Franklin
         Templeton  Investment's Insider Trading Compliance Policy and Procedures applies to every officer,  director,  employee or other person  associated with Franklin
         Templeton  Investments and extends to activities within and outside their duties with Franklin Templeton Investments.  Every officer,  director and employee must read  and  retain  this  policy  statement.  Any  questions  regarding  Franklin
         Templeton  Investments  Insider Trading  Compliance Policy and Procedures or the
         Compliance Procedures should be referred to the Legal Department.

               The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or to communications of material non-public information to others.

               While the law concerning insider trading is not static, it is generally understood that the law prohibits:

               (1)  trading by an insider, while in possession of material non-public information; or

               (2)  trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or

               (3)  communicating material non-public information to others.

               The elements of insider trading and the penalties for such unlawful conduct are discussed below.  If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

         B. WHO IS AN INSIDER?
               The concept of "insider" is broad.  It includes officers, directors and employees of a company.  In addition, a person can be a "temporary insider"
         if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes.  A temporary insider can include, among others, a company's outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations.  In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services.  According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

         C. WHAT IS MATERIAL INFORMATION?
               Trading on inside information is not a basis for liability unless the information is material.  "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company's securities.  Information that officers, directors and employees should consider material includes, but is not limited to:  dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

               Material information does not have to relate to a company's business.
         For example, in CARPENTER V. U.S., 108 U.S. 316 (1987), the Supreme Court
         considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security.  In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the WALL STREET JOURNAL and whether those reports would be favorable or not.

         D.  WHAT IS NON-PUBLIC INFORMATION?
               Information is non-public until it has been effectively communicated to the marketplace.  One must be able to point to some fact to show that the information is generally public.  For example, information found in a report filed with the Securities and Exchange Commission ("SEC"), or appearing in
         Dow Jones, Reuters Economic Services, THE WALL STREET JOURNAL or other publications of general circulation would be considered public.

         E. BASIS FOR LIABILITY

               1. FIDUCIARY DUTY THEORY
               In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship.  That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any material non-public information or refrain from trading.  CHIARELLA V. U.S.,
         445 U.S. 22 (1980).

               In DIRKS V. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders.  They can enter into a confidential relationship with the company through which they gain information (E.G., attorneys, accountants), or they can acquire a fiduciary duty to the company's shareholders as "tippees" if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company's shareholders.

               However, in the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure.
         The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

               2. MISAPPROPRIATION THEORY

               Another basis for insider trading liability is the "misappropriation"
         theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.  In U.S. V. CARPENTER, SUPRA, the Court found, in 1987, a columnist defrauded THE WALL STREET JOURNAL when he stole information from the WALL
         STREET JOURNAL and used it for trading in the securities markets.  It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

         F. PENALTIES FOR INSIDER TRADING
               Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including but not limited to termination.  Please refer to Part 7 - Penalties for
         Violations of the Code.
         A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation.  Penalties include:

                   o civil injunctions;
                   o treble damages;
                   o disgorgement of profits;
                   o jail sentences;
                   o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and
                   o fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

              In addition,  any violation of this policy  statement can result in serious sanctions  by the Franklin  Templeton  Investments,  including  dismissal of any person involved.

         G. INSIDER TRADING PROCEDURES
               All employees shall comply with the following procedures.

               1. IDENTIFYING INSIDE INFORMATION
              Before trading for yourself or others,  including  investment  companies or
         private  accounts  managed  by  the  Franklin  Templeton  Investments,   in  the
         securities of a company about which you may have potential  inside  information, ask yourself the following questions:

                        o Is the information material?

                        o Is this information that an investor would consider important in making his or her investment decisions?

                        o Is this information that would substantially affect the market price of the securities if generally disclosed?

                        o Is the information non-public?

                        o To whom has this information been provided?

                        o Has the information been effectively communicated to the marketplace (e.g., published in REUTERS, THE WALL STREET
                          JOURNAL or other publications of general circulation)?

         If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

              (i)   Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

              (ii)  Do not purchase  or sell the securities on behalf of  yourself or others, including investment companies or private accounts managed by
                    Franklin Templeton Investments.

              (iii) Do not  communicate  the information inside or outside Franklin
                    Templeton Investments, other than to the Compliance Officer or the
                    Legal Department.

              (iv)  The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

              (v)   After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions  against trading and communication noted in (ii)
                    and (iii),  or you will be allowed to trade and  communicate  the information.

              (vi) In the event the information in your possession is determined by the
                   Legal  Department  or the  Compliance  Officer to be material and non-public,  it may  not be  communicated  to  anyone,  including persons within Franklin Templeton Investments, except as provided in (i)  above.  In  addition,  care  should  be taken so that the
                   information  is  secure.   For  example,   files  containing  the
                   information  should  be  sealed  and  access  to  computer  files containing material  non-public  information should be restricted
                   to  the  extent  practicable.   Securities  for  which  there  is
                   material,  non-public information shall be placed on the personal trading  restricted  list  for  a  timeframe  determined  by  the
                   Compliance Officer.

               2. RESTRICTING ACCESS TO OTHER SENSITIVE INFORMATION

               All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with  Franklin Templeton Investments.

               3. SEC RULE 10B5-1(C) PLANS

              We many permit  exemptions from the insider trading policies and procedures set forth above for transactions in securities  issued by FRI effected  pursuant to  pre-approved,  written  trading plans or  arrangements  complying  with Rule
         10b5-1(c) under the Securities Exchange Act of 1934, as amended.  Rule 10b5-1(c)
         plans or  arrangements  may not be entered into or modified  either during FRI's trading  blackout  periods  or  when  you  are  aware  of  material,  non-public information  relating to FRI or its  securities.  All such plans or arrangements
         (and any  modification  of termination  thereof) must be  pre-approved  by FRI's
         General Counsel (or such person's designee).

         H.  GENERAL ACCESS CONTROL PROCEDURES

                     Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited.
         Since most of Franklin Templeton Investments files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton
         Investments computer Access Persons only.  This activity is monitored on an ongoing basis.  In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.

         Revised May 2008/Effective July 1, 2008